UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 14, 2005



                              SONOMA VALLEY BANCORP
             (Exact name of registrant as specified in its charter)


  California                        000-31929                  68-0454068
  ----------                        ---------                  ----------
(State or other                (Commission File No.)         (I.R.S. Employer
jurisdiction                                                 Identification No.)
of incorporation)



                 202 West Napa Street, Sonoma, California 95476
                 ----------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (707) 935-3200
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information
---------------------------------

Item 2.02  Results of Operations and Financial Condition

     Sonoma Valley Bancorp announced its results for the first quarter ended March 31, 2005 on the press release attached as Exhibit 99.

Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01 Financial Statements and Exhibits

         Exhibit No.                Exhibit Description
         -----------                -------------------
              99                    Press release dated April 14, 2005 titled
                                    "Sonoma Valley Bancorp Announces
                                    Asset Growth and Earnings for First
                                    Quarter 2005 Total Assets $227 Million"

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SONOMA VALLEY BANCORP,
                                    a California Corporation


Dated:    April 14, 2005            /s/ Mel Switzer, Jr.
                                    --------------------------------------------
                                    Mel Switzer, Jr.,
                                    Chief Executive Officer and President
                                    (Principal Executive Officer)

                                  EXHIBIT INDEX


         Exhibit No.                Description

              99 Press release dated April 14, 2005 titled "Sonoma Valley Bancorp Announces
                                    Asset Growth and Earnings for First Quarter
                                    2005 Total Assets $227 Million"